Fair value hierarchy	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Fair value hierarchy
23.	Fair value hierarchy

Assets recorded at fair value on the consolidated statements of financial position are classified using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. The fair value hierarchy has the following levels:

Level 1 - valuation based on quoted prices (unadjusted) in active markets for identical assets and liabilities. In these consolidated financial statements, cash and other investments (Canopy) are included in this category.

Level 2 - valuation techniques based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. In these consolidated financial statements, AbCann share purchase warrants, and the Company’s options and warrants are included in this category.

Level 3 - valuation techniques using the inputs for the asset or liability that are not based on observable market data. In these consolidated financial statements, other investments (Evergreen), and biological assets are included in this category.

The Company’s policy for determining when transfers between levels of the fair value hierarchy occur is based on the date of the event or changes in circumstances that caused the transfer.

During the year ended December 31, 2017, Hydropothecary and AbCann became publicly traded. Due to these events, the investments in shares of Hydropothecary and AbCann were transferred out of Level 3 as the inputs for the valuation of the investments were no longer unobservable. The investments in Hydropothecary and AbCann were transferred into Level 1 of the fair value hierarchy, as the valuation of the investments was based on quoted prices in an active market. As at December 31, 2017, all of these instruments were disposed of. There were no other transfers between levels during the years ended December 31, 2016 and 2017.